Cinedigm Announces Third Quarter Fiscal 2017 Financial Results

Year-To-Date Consolidated Adjusted Non Deployment EBITDA increases over 300% and CEG/OTT Adjusted EBITDA increases 90% for the Quarter

LOS ANGELES (February 14, 2017) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the third quarter of Fiscal 2017, which ended December 31, 2016.

Financial Summary

Results for third quarter 2017:

•	Consolidated revenues were $24.4 million

•	Content and Entertainment revenues were $11.6 million

•	Consolidated adjusted EBITDA was $11.5 million

•	Non-deployment adjusted EBITDA was $2.0 million, inclusive of our significant operating costs incurred in the ramp up of Over-The-Top (OTT) channels

•	CEG/OTT Adjusted EBITDA increased 90%

Results for year-to-date 2017:

•	Year-to-date Non Deployment adjusted EBITDA was $2.8 million, an increase of over 300% or $4.0 million from 2016 and CEG/OTT adjusted EBITDA increased 58% over that period

Highlights

•	During the quarter, the Company fully prepaid the outstanding balance of $9.1 million of the Societe Generale Phase 1 term loan facility
•	Overall, in the first nine months of FY 2017 the Company paid down over $43.0 million in non-recourse debt related to the Digital Cinema business
•	Subsequent to quarter end, the Company terminated the current office lease for its West Coast facilities and leased less expensive space, reducing its rent expense by over $0.7 million annually
•	The Company remains on track to achieve in excess of $10.0 million in operating cost savings that were initiated during Fiscal 2016

•	During the quarter, the Company completed an accretive exchange of $3.4 million of a portion of the Company’s 5.5% Convertible Notes for common stock and warrants, saving approximately $0.2 million per year in interest expense

•	Subsequent to quarter end, the Company completed another accretive exchange of $4.0 million of another portion of the same 5.5% Convertible Notes for common stock and second lien debt, saving another $0.1 million per year in interest expense

•	During the quarter, the Company terminated 1,773,462 common stock warrants of an institutional holder for a nominal fee further simplifying its balance sheet

•	The Company continues to work with investment banking advisors to strengthen its balance sheet by reducing debt obligations and expanding its current bank revolver
•	The Company’s OTT channels (Dove Channel, Docurama, CONtv) continue to gain significant App downloads, registered users and active subscribers. The three channels currently have approximately 3.34 million App downloads, 610,000 registered users and approximately 80,000 active subscribers

•	The Company announced a partnership with leading global company LeEco to launch a new streaming content program as part of LeEco’s North American launch. Three of Cinedigm’s over-the-top streaming channels -- Dove Channel, CONtv, Docurama -- are now available to LeEco consumers on LeEco’s Ecophones and Ecotvs as part of the initial launch, and a new channel currently in development is expected to be launched early in the next calendar year

“Our recent successes in further strengthening our balance sheet continue to position Cinedigm’s operations for growing profitability,” said Chris McGurk, Chairman and CEO. “Our OTT channels continued to gain momentum during the quarter and we also generated strong results in our entertainment distribution business from several Family, Action/Western and Sports releases, including the Official World Series Cubs release. Additionally, we anticipate similar strong performance from the upcoming Official NFL Super Bowl Release in March. It is also important to note that we own more than 4,600 digital projector systems and are now actively pursuing options to realize the significant residual value of that equipment.”

“We continue to experience significant growth in our EBITDA year to date,” said Jeffrey Edell, Chief Financial Officer. “Through achieving over $10 million of annual operating cost reductions, including our upcoming West Coast move into lower cost space, the positive effects on our EBITDA are evident. In addition, we continue to improve our balance sheet through our recent and significant overall debt prepayments and paydowns, including significant convertible debt reductions. Importantly, our OTT business continues to head towards breakeven in the upcoming fiscal year.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, goodwill impairment, litigation related expenses and recoveries, stock-based compensation and expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of adjusted EBITDA to loss from continuing operations calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA is not a measurement of financial performance under GAAP and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to the GAAP operating measure of net income (loss). In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EST on February 14, 2017.

To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning February 14, 2017 at 7:30 p.m. EST, through February 19, 2017 at 11:59 p.m. EST. To access the replay, dial (855) 859-2056 (U.S.) or (404) 537-3406 (International) and use passcode:  68710777.

About Cinedigm

Cinedigm is a leading independent content distributor in the United States, with direct relationships with thousands of physical retail storefronts and digital platforms, including Wal-Mart, Target, iTunes, Netflix, and Amazon, as well as the national Video on Demand platform on cable television.

Additionally, given Cinedigm’s infrastructure, technology, content and distribution expertise, the Company has rapidly become a leader in the quickly evolving over-the-top digital network business. Cinedigm’s first channel, DOCURAMA, launched in May 2014, and is currently available on iOS, Roku, Amazon Prime, Xbox and Samsung, with additional platforms currently being rolled out. Cinedigm launched CONtv on March 3, 2015. The Company’s third OTT channel, DOVE CHANNEL, launched on September 15, 2015 and is a digital streaming subscription service targeted to families and kids seeking high quality and family-friendly content approved by Dove Foundation. Combined, the three streaming channels currently provide more than 5,500 hours of content to viewers across more than 3.1 million app downloads.

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-E]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:

Jill Newhouse Calcaterra

Cinedigm

jcalcaterra@cinedigm.com

310/466-5135

CINEDIGM CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except for share and per share data)

	December 31, 2016	March 31, 2016
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$16,831	$25,481
Accounts receivable, net	69,014	52,898
Inventory	1,241	2,024
Unbilled revenue	4,391	5,570
Prepaid and other current assets	14,896	15,872
Total current assets	106,373	101,845
Restricted cash	1,000	8,983
Property and equipment, net	38,196	61,740
Intangible assets, net	21,623	25,940
Goodwill	8,701	8,701
Debt issuance costs	—	894
Other assets	1,223	1,295
Total assets	$177,116	209,398
LIABILITIES AND DEFICIT
Current liabilities
Accounts payable and accrued expenses	$84,660	$68,517
Current portion of notes payable, non-recourse	7,514	29,074
Current portion of capital leases	96	341
Current portion of deferred revenue	2,687	2,901
Total current liabilities	94,957	100,833
Notes payable, non-recourse, net of current portion and unamortized debt issuance costs and debt discounts of $2,867 and $4,577, respectively	64,395	83,238
Notes payable, net of current portion and unamortized debt issuance costs and debt discounts of $6,248 and $3,989, respectively	84,518	86,938
Capital leases, net of current portion	—	3,884
Deferred revenue, net of current portion	5,671	7,532
Total liabilities	249,541	282,425
Stockholders’ deficit
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at December 31, 2016 and March 31, 2016, respectively. Liquidation preference of $3,648	3,559	3,559
Common stock, $0.001 par value; Class A and Class B stock; Class A stock 25,000,000 and 21,000,000 shares authorized; 10,503,413 and 7,977,861 shares issued and 10,226,269 and 7,700,617 shares outstanding at December 31, 2016 and March 31, 2016, respectively; 1,241,000 Class B stock authorized and issued and zero shares outstanding at December 31, 2016 and March 31, 2016, respectively	82	79
Additional paid-in capital	276,228	269,871
Treasury stock, at cost; 277,244; Class A common shares at December 31, 2016 and March 31, 2016, respectively	(2,839)	(2,839)
Accumulated deficit	(348,200)	(342,448)
Accumulated other comprehensive loss	(55)	(64)
Total stockholders’ deficit of Cinedigm Corp.	(71,225)	(71,842)
Deficit attributable to noncontrolling interest	(1,200)	(1,185)
Total deficit	(72,425)	(73,027)
Total liabilities and deficit	$177,116	$209,398

CINEDIGM CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except for share and per share data)

	For the Three Months Ended December 31,		For the Nine Months Ended December 31,
	2016	2015	2016	2015
Revenues	$24,445	$30,708	$70,800	$81,240
Costs and expenses:
Direct operating (excludes depreciation and amortization shown below)	7,287	8,512	17,880	24,192
Selling, general and administrative	6,095	7,610	17,766	25,937
Provision for doubtful accounts	416	—	416	339
Restructuring, transition and acquisition expenses, net	22	576	132	772
Goodwill impairment	—	—	—	18,000
Litigation recovery, net of expenses	—	(225)	—	(635)
Depreciation and amortization of property and equipment	6,271	9,428	22,558	28,212
Amortization of intangible assets	1,395	1,463	4,322	4,385
Total operating expenses	21,486	27,364	63,074	101,202
Income (loss) from operations	2,959	3,344	7,726	(19,962)
Interest expense, net	(4,827)	(5,158)	(14,873)	(15,480)
Loss on extinguishment of debt	(690)	—	(690)	(931)
Debt conversion expense	(409)	—	(409)	—
Other (expense) income, net	(55)	274	211	506
Gain on termination of capital lease	2,535	—	2,535	—
Change in fair value of interest rate derivatives	39	34	104	(32)
Loss from operations before income taxes	(448)	(1,506)	(5,396)	(35,899)
Income tax expense	(33)	(470)	(143)	(470)
Net loss	(481)	(1,976)	(5,539)	(36,369)
Net loss (income) attributable to noncontrolling interest	18	(487)	54	688
Net loss attributable to controlling interests	(463)	(2,463)	(5,485)	(35,681)
Preferred stock dividends	(89)	(89)	(267)	(267)
Net loss attributable to common stockholders	$(552)	$(2,552)	$(5,752)	$(35,948)
Net loss per Class A and Class B common stock attributable to common stockholders - basic and diluted:
Net loss attributable to common stockholders	$(0.07)	$(0.40)	$(0.78)	$(5.56)
Weighted average number of Class A and Class B common stock outstanding: basic and diluted	8,361,807	6,366,685	7,409,746	6,468,392

Following is the reconciliation of our consolidated net loss to Adjusted EBITDA:

	For the Three Months Ended December 31,
($ in thousands)	2016	2015
Net loss	$(481)	$(1,976)
Add Back:
Income tax expense	33	470
Depreciation and amortization of property and equipment	6,271	9,428
Amortization of intangible assets	1,395	1,463
Gain on termination of capital lease	(2,535)	—
Interest expense, net	4,827	5,158
Loss on extinguishment of debt	1,099	—
Other income, net	126	(274)
Change in fair value of interest rate derivatives	(39)	(34)
Provision for doubtful accounts	416	—
Stock-based compensation and expenses	344	350
Goodwill impairment	—	—
Restructuring, transition and acquisition expenses, net	22	576
Professional fees pertaining to activist shareholder proposals and compliance	—	56
Litigation settlement recovery, net of related expenses	—	(225)
Net loss attributable to noncontrolling interest	18	(487)
Adjusted EBITDA	$11,496	$14,505

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(6,017)	$(9,055)
Amortization of intangible assets	(11)	(12)
Provision for doubtful accounts	(416)	—
Income from operations	(3,093)	(3,574)
Adjusted EBITDA from non-deployment businesses	$1,959	$1,864

Following is the reconciliation of our net loss to Adjusted EBITDA:

	For the Nine Months Ended December 31,
($ in thousands)	2016	2015
Net loss	(5,539)	(36,369)
Add Back:
Income tax expense	143	470
Depreciation and amortization of property and equipment	22,558	28,212
Amortization of intangible assets	4,322	4,385
Gain on termination of capital lease	(2,535)	—
Interest expense, net	14,873	15,480
Loss on extinguishment of debt	1,099	931
Other income, net	(140)	(506)
Change in fair value of interest rate derivatives	(104)	32
Provision for doubtful accounts	416	339
Stock-based compensation and expenses	1,364	1,423
Goodwill impairment	—	18,000
Restructuring, transition and acquisition expenses, net	132	772
Professional fees pertaining to activist shareholder proposals and compliance	—	856
Litigation settlement recovery, net of related expenses	—	(635)
Net loss attributable to noncontrolling interest	54	688
Adjusted EBITDA	36,643	34,078

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	(21,798)	(27,121)
Amortization of intangible assets	(34)	(31)
Provision for doubtful accounts	(416)	(339)
Income from operations	(11,631)	(7,921)
Adjusted EBITDA from non-deployment businesses	2,764	(1,334)